UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2013
(Date of earliest event reported)

American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02     Results of Operations and Financial Condition.

On May 9, 2013, American Public Education, Inc. issued a press release reporting financial results for the quarter ended March 31, 2013.  A copy of American Public Education’s press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.  American Public Education has scheduled a conference call and webcast for 5:00 p.m. Eastern time on May 9, 2013 to discuss its financial results, and slides for that call are attached to this report as Exhibit 99.2 and are incorporated in this report by reference.  A copy of the investor fact sheet is attached to this report as Exhibit 99.3 and is incorporated in this report by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

99.1	American Public Education, Inc. press release dated May 9, 2013, reporting financial results for the quarter ended March 31, 2013.

99.2	American Public Education, Inc. slides for May 9, 2013 conference call and webcast for the quarter ended March 31, 2013.

99.3	American Public Education, Inc. fact sheet posted to its investor relations website on May 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	May 9, 2013	By:	/s/ Harry T. Wilkins
Harry T. Wilkins, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	American Public Education, Inc. press release dated May 9, 2013, reporting financial results for the quarter ended March 31, 2013.

99.2	American Public Education, Inc. slides for May 9, 2013 conference call and webcast for the quarter ended March 31, 2013.

99.3	American Public Education, Inc. fact sheet posted to its investor relations website on May 9, 2013.